MASSMUTUAL SELECT FUNDS
MassMutual Select Fundamental Growth Fund
(the “Fund”)
Supplement dated February 1, 2020 to the
Prospectus dated February 1, 2020 and the
Summary Prospectus dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective March 2, 2020, Westfield Capital Management Company, L.P. (“Westfield”) will be added as a subadviser of the Fund.
Effective March 2, 2020, the following information replaces the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on Page 44 of the Prospectus):
The Fund invests primarily in domestic equity securities that the Fund’s subadvisers believe offer the potential for long-term growth. The Fund is managed by two subadvisers, Wellington Management Company LLP (“Wellington Management”) and Westfield Capital Management Company, L.P. (“Westfield”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While the Fund may invest in issuers of any size, the Fund currently focuses on securities of mid-capitalization companies. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Westfield invests primarily in stocks of domestic growth companies that it believes have a demonstrated record of achievement with excellent prospects for earnings growth over a 1 to 3 year period. In choosing securities, Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential.
Westfield generally will sell a security if one or more of the following occurs: Westfield’s predetermined price target objective is exceeded; there is an alteration to the original investment case; valuation relative to the stock’s peer group is no longer attractive; or better risk/reward opportunities may be found in other stocks.
Wellington Management seeks to outperform the Russell Midcap Growth Index over full market cycles by investing in secular growth companies with high returns on invested capital that are attractively priced relative to their long-term earnings power. Key stock selection criteria include long-term earnings power, forecasted Return on Invested Capital, valuation, and quantitative risk factors. Portfolio weights are selected using a risk-based approach. The portfolio management process seeks to minimize sector risk as sector allocation is a fallout of the bottom-up security selection process.
Wellington Management will generally sell a security if one or more of the following occurs: the stock price rises to a point where the risk/reward outlook for the company is no longer considered attractive; company fundamentals deteriorate or the investment thesis changes; more attractive investment candidates are identified; or market capitalization exceeds guidelines.

Effective March 2, 2020, the following information replaces similar information for the Fund found in the Average Annual Total Returns table under the heading Performance Information in the section titled Investments, Risks, and Performance (on page 47 of the Prospectus) for the Fundamental Growth Fund:
Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Five Years	Ten Years
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)(1)	35.47%	11.60%	14.24%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39%	14.63%	15.22%
(1)
Going forward, the Fund’s performance benchmark index will be the Russell Midcap Growth Index rather than the Russell 1000 Growth Index because the Russell Midcap Growth Index more closely represents the Fund’s investment strategy.

Effective March 2, 2020, the following information replaces the information for the Fund found under the headings Subadviser and Portfolio Managers in the section titled Management (page 47 of the Prospectus):
Subadviser(s): Wellington Management Company LLP (“Wellington Management”)
Westfield Capital Management Company, L.P. (“Westfield”)
Portfolio Manager(s):
Timothy N. Manning is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since March 2020.
Richard D. Lee, CFA is Managing Partner and Deputy Chief Investment Officer at Westfield. He has managed the Fund since March 2020.
Ethan J. Meyers, CFA is Managing Partner and Director of Research at Westfield. He has managed the Fund since March 2020.
William A. Muggia is President, Chief Executive Officer, Chief Investment Officer, and Managing Partner at Westfield. He has managed the Fund since March 2020.
Effective March 2, 2020, the following information replaces similar information found on page 138 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Wellington Management Company LLP (“Wellington Management”), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, manages a portion of the portfolio of the Equity Opportunities Fund, Fundamental Growth Fund, Small Cap Value Equity Fund, and Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of November 30, 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.0 trillion in assets.
Effective March 2, 2020, the following information replaces the information found on page 139 related to the Fundamental Growth Fund under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Timothy N. Manning
has served as the portfolio manager of a portion of the Fundamental Growth Fund since March 2020. Mr. Manning is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2007.

Effective March 2, 2020, the following information supplements the information found beginning on page 128 under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Westfield Capital Management, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts 02111, manages a portion of the portfolio of the Fundamental Growth Fund. Westfield has been a registered investment adviser since 1989. Westfield is majority employee owned. As of November 30, 2019, Westfield managed approximately $13.8 billion in assets.
Investment decisions for the Fund are made by consensus of the Westfield Investment Committee (the “Committee”), which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities.
Westfield was added as a subadviser of the Fundamental Growth Fund on March 2, 2020.
Richard D. Lee, CFA
is a Managing Partner and Deputy Chief Investment Officer of Westfield, and a portfolio manager of a portion of the Fundamental Growth Fund. Mr. Lee covers Hardware and Semiconductors. He has been at Westfield since 2004 and has managed the Fundamental Growth Fund since March 2020.
Ethan J. Meyers, CFA
is a Managing Partner and Director of Research of Westfield, and a portfolio manager of a portion of the Fundamental Growth Fund. Mr. Meyers covers Consumer, Financials, and Business Services. He has been at Westfield since 1999 and has managed the Fundamental Growth Fund since March 2020.
William A. Muggia
is President, Chief Executive Officer, Chief Investment Officer, and Managing Partner of Westfield, and a portfolio manager of a portion of the Fundamental Growth Fund. Mr. Muggia covers the Healthcare and Energy sectors, as well as provides overall market strategy. He has been at Westfield since 1994 and has managed the Fundamental Growth Fund since March 2020.
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B3001M-20-01
FG-20-01

MASSMUTUAL SELECT FUNDS
MassMutual Select Fundamental Growth Fund
Supplement dated February 1, 2020 to the
Statement of Additional Information dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
Effective March 2, 2020, Westfield Capital Management Company, L.P. (“Westfield”) will be added as a subadviser of the Fundamental Growth Fund.
Effective March 2, 2020, the following information replaces similar information found on page B-3 in the second paragraph of the section titled General Information:
The subadvisers for the Fundamental Growth Fund are Wellington Management and Westfield Capital Management Company, L.P. (“Westfield”).
The following information replaces similar information found on page B-47 in the first paragraph of the section titled Management of the Trust:
As investment adviser and subadvisers to the Funds, respectively, MML Advisers and AllianceBernstein, American Century, Barrow Hanley, BlackRock, Boston Partners, Brandywine Global, Frontier, Harris, Invesco, Jackson Square, Loomis Sayles, MetWest, MFS, NTI, Sands Capital, T. Rowe Price, Wellington Management, Western Asset, Western Asset Limited, and Westfield may be considered part of the management of the Trust.
Effective March 2, 2020, the following information supplements the information found beginning on page B-88 under the heading Unaffiliated Subsidiaries in the section titled Investment Advisory and Other Service Agreements:
Westfield
MML Advisers has entered into a Subadvisory Agreement with Westfield pursuant to which Westfield serves as a subadviser for the Fundamental Growth Fund. This agreement provides that Westfield manage the investment and reinvestment of a portion of the assets of the Fund. Westfield is located at One Financial Center, Boston, Massachusetts 02111. Westfield has been a registered investment adviser since 1989. Westfield is majority employee owned.
Effective March 2, 2020, the following information replaces the first sentence of the paragraph found on pages B-102 and B-103 in the section titled Codes of Ethics:
The Trust, MML Advisers, the Distributor, AllianceBernstein, American Century, Barrow Hanley, BlackRock, Boston Partners, Brandywine Global, Frontier, Harris, Invesco, Jackson Square, Loomis Sayles, MFS, MetWest, NTI, Sands Capital, T. Rowe Price, T. Rowe Price International Ltd, Wellington Management, Western Asset, Western Asset Limited, and Westfield have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.
Effective March 2, 2020, the following information supplements the information found in the section titled Appendix B—Proxy Voting Policies beginning on page B-131:
WESTFIELD CAPITAL MANAGEMENT
COMPANY, L.P.
Proxy Voting
Introduction
Westfield will offer to vote U.S. exchange traded proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Compliance Department (wcmcompliance@wcmgmt.com) for a report of how their accounts’ securities were voted.
Oversight of Proxy Voting Function
Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. Westfield’s Compliance team will:
•
oversee the vendor; this includes performing annual audits of the proxy votes and conducting annual due diligence;

•
ensure required proxy records are retained according to applicable rules and regulations and internal policy;

•
distribute proxy reports prepared by the vendor for internal and external requests;

•
review the proxy policy and voting guidelines at least annually; and

•
identify material conflicts of interest that may impair our ability to vote shares in our clients’ best interest.

Proxy Voting Guidelines
Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.
Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst or portfolio manager.
Proxy Voting Process
The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.
For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’ s guidelines would not be in the clients’ best interests.
With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time before the votes have been cast. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or portfolio manager. Compliance will attempt to identify such ballots and bring them to the analyst’s or portfolio manager’s attention. If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI Guidelines.

Non-U.S. Proxies
With the exception of ADRs and foreign domiciled securities that trade on U.S. exchanges, Westfield will not vote non-U.S. proxies.
Conflicts of Interest
Compliance is responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Since our business is solely focused on providing investment advisory services, it is unlikely that a material conflict will arise in connection with proxy voting. Additionally, per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance team. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation.
Proxy Reports
Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:
•
company name

•
meeting agenda

•
how the account voted on each agenda item

•
how management recommended the vote to be cast on each agenda item

•
rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:
•
a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;

•
electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•
records of each vote cast for each client;

•
documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

•
written reports to clients on proxy voting and all client requests for information and Westfield’s response;

•
disclosure documentation to clients on how they may obtain information on how we voted their securities

•
The vendor’s Proxy Voting Guidelines are available on Westfield’s website (www.westfieldcapital.com).

Effective March 2, 2020, the following information replaces the information for the Fundamental Growth Fund found under the heading Wellington Management Company LLP in the section titled Appendix C—Additional Portfolio Manager Information on page B-322:
The portfolio manager of the Fundamental Growth Fund is Timothy N. Manning.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Timothy N. Manning
Registered investment companies**	3	$670,687,834	1	$328,283,861
Other pooled investment vehicles	7	$235,367,040	1	$7,967,164
Other accounts	6	$868,323,170	0	$0

*
The information provided is as of November 30, 2019.

**
Does not include the Fundamental Growth Fund.

Ownership of Securities:
As of November 30, 2019, the portfolio manager did not own any shares of the Fundamental Growth Fund.
The following information replaces the similar information for Wellington Management found in the section titled Appendix C—Additional Portfolio Manager Information beginning on page B-324:
Conflicts of Interest:
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
The Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Angeli, Fitzpatrick, Kilbride, Manning, and Mortimer also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with Wellington Management’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation:
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and MML Advisers on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended September 30, 2019.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington

Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Abularach, Angeli, Fitzpatrick, Kilbride, Manning, McCormack, Mortimer, and Pedersen are Partners.
Fund	Benchmark and/or Peer Group
Equity Opportunities Fund	Russell 1000 Index
Fundamental Growth Fund	Russell MidCap Growth Index
Small Cap Value Equity Fund	Russell 2500 Value Index
Small Cap Growth Equity Fund (portfolio managed by Mr. Fitzpatrick)	Russell 2000 Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Abularach, Angeli, Mortimer, and Schneider)	Russell 2000 Growth Index
Effective March 2, 2020, the following information supplements the information found in the section titled Appendix C—Additional Portfolio Manager Information beginning on page B-283:
Westfield Capital Management Company, L.P.
The portfolio managers of the Fundamental Growth Fund are Richard D. Lee, Ethan J. Meyers, and William A. Muggia.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Richard D. Lee
Registered investment companies**	9	$3,310,127,737	0	$0
Other pooled investment vehicles	4	$971,024,643	0	$0
Other accounts	243	$9,057,059,677	22	$1,929,066,716
Ethan J. Meyers
Registered investment companies**	9	$3,310,127,737	0	$0
Other pooled investment vehicles	4	$971,024,643	0	$0
Other accounts	243	$9,057,059,677	22	$1,929,066,716
William D. Muggia
Registered investment companies**	10	$3,447,447,454	0	$0
Other pooled investment vehicles	7	$1,025,319,521.59	1	$28,118,626
Other accounts	286	$9,359,159,612	25	$2,477,069,221

*
The information provided is as of November 30, 2019.

**
Does not include the Fundamental Growth Fund.

Ownership of Securities:
As of November 30, 2019, the portfolio managers did not own any shares of the Fundamental Growth Fund.

Conflicts of Interest:
The simultaneous management of multiple accounts by Westfield’s investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Westfield’s Investment Committee (the “Investment Committee”) or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, Westfield’s Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Westfield’s Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.
In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. Westfield attempts to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.
Because of Westfield’s interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on Westfield’s approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by Westfield’s Traders, while client relationships are managed by Westfield’s Marketing/Client Service team.
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts that includes requirements on reporting and preclearance. Westfield’s Compliance team reviews personal trading activity regularly.
Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Westfield’s Compliance team conducts periodic reviews of client accounts to ensure procedures have been followed.
Compensation:
The discussion below describes the portfolio managers’ compensation as of the date of this supplement.
Members of the Investment Committee may be eligible to receive various components of compensation:
•
Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•
Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•
Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. The key members of Westfield’s management team who received equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

•
Investment Committee members may receive a portion of the performance-based fee earned from an account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.

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SAI B3001M-20-01